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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     April 14, 1999
                                                -----------------------

                           EAGLE-PICHER HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                   333-49957                  13-3989553
------------------------------     ----------------       ----------------------
 (State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                    File Number)           Identification No.)


         250 East Fifth Street, Suite 500, Cincinnati, Ohio    45202
--------------------------------------------------------------------------------
         (Address of principal executive offices)             Zip Code


Registrant's telephone number, including area code    513-721-7010
                                                  ------------------------------


                                (Not Applicable)
--------------------------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)

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                         TABLE OF ADDITIONAL REGISTRANTS


                                      Jurisdiction of                                 IRS Employer
                                      Incorporation or     Commission File          Identification
         Name                           Organization           Number                   Number
         ----                           ------------           ------                   ------
Eagle-Picher Industries, Inc.             Ohio              333-49957                  31-0268670
Daisy Parts, Inc.                         Michigan          333-49957-02               38-1406772
Eagle-Picher Development Co., Inc.        Delaware          333-49957-03               31-1215706
Eagle-Picher Far East, Inc.               Delaware          333-49957-04               31-1235685
Eagle-Picher Fluid Systems, Inc.          Michigan          333-49957-05               31-1452637
Eagle-Picher Minerals, Inc.               Nevada            333-49957-06               31-1188662
Eagle-Picher Technologies, LLC            Delaware          333-49957-09               31-1587660
Hillsdale Tool & Manufacturing Co.        Michigan          333-49957-07               38-0946293
Michigan Automotive Research Corp.        Michigan          333-49957-08               38-2185909

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 14, 1999, Hillsdale Tool & Manufacturing Co. ("Hillsdale"), an indirectly wholly-owned subsidiary of Eagle-Picher Holdings, Inc. (the "Company"), acquired all of the outstanding capital stock of Charterhouse Automotive Group, Inc., a Delaware corporation ("Charterhouse"), the indirect parent corporation of Carpenter Enterprises Limited, a Michigan corporation ("Carpenter"). The acquisition was made pursuant to a Stock Purchase Agreement dated April 8, 1999, which was held in escrow until April 14, 1999, and is effective as of March 1, 1999 for accounting purposes. The total consideration paid for Charterhouse was approximately $72.0 million, consisting of $37.9 million for the stock of Charterhouse, a $3.1 million payment to the former president of Carpenter under a phantom stock plan which was triggered by the transaction, and $31.0 million of existing indebtedness of Carpenter.

         Carpenter is a supplier of precision machined components to the automotive industry. Charterhouse is a holding company whose only asset is the stock of Charterhouse-Carpenter Holdings, Inc., a Delaware corporation ("Carpenter Holdings"), another holding company whose only asset is the stock of Carpenter. It is anticipated that Charterhouse and Holdings will be dissolved in the near future.

         A copy of the press release announcing the completion of this transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

    The Registrant believes that it would be impractical to provide the required financial statements at the time this Report on Form 8-K is filed. The Registrant intends to file such financial information as an amendment to this Form 8-K within 60 days after April 29, 1999, the date by which this Report must be filed.

(b) Pro Forma Financial Information

    The Registrant believes that it would be impractical to provide the required financial statements at the time this Report on Form 8-K is filed. The Registrant intends to file such financial information as an amendment to this Form 8-K within 60 days after April 29, 1999, the date by which this Report must be filed.

(c) Exhibits:

    2.1   -    Stock Purchase Agreement dated April 8, 1999 between  Hillsdale
               Tool & Manufacturing Co., Charterhouse Automotive Group, Inc.
               and the shareholders of Charterhouse Automotive Group, Inc.

    99.1  -    Press release dated April 14, 1999 announcing the completion of the acquisition.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       EAGLE-PICHER HOLDINGS, INC.





                                        /s/ Carroll D. Curless
                                       -----------------------------------
                                       Carroll D. Curless
                                       Vice President and Controller



DATE   April 16, 1999
    --------------------

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                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                       EAGLE-PICHER INDUSTRIES, INC.





                                        /s/ Carroll D. Curless
                                       ------------------------------------
                                       Carroll D. Curless
                                       Vice President and Controller





DATE  April 16, 1999
    -------------------------

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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                       DAISY PARTS, INC.





                                        /s/ Gary M. Freytag
                                       ----------------------------------
                                       Gary M. Freytag
                                       Vice President and Treasurer





DATE   April 16, 1999
    ---------------------

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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       EAGLE-PICHER DEVELOPMENT COMPANY, INC.





                                        /s/ Gary M. Freytag
                                       --------------------------------
                                       Gary M. Freytag
                                       Vice President and Treasurer





DATE   April 16, 1999
    ------------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                       EAGLE-PICHER FAR EAST, INC.








                                        /s/ Gary M. Freytag
                                       --------------------------------
                                       Gary M. Freytag
                                       Vice President and Treasurer





DATE   April 16, 1999
    ----------------------

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                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER FLUID SYSTEMS, INC.





                                        /s/ Gary M. Freytag
                                       ------------------------------
                                       Gary M. Freytag
                                       Treasurer





DATE   April 16, 1999
    ---------------------------

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER MINERALS, INC.





                                        /s/ Gary M. Freytag
                                       --------------------------------
                                       Gary M. Freytag
                                       Vice President and Treasurer





DATE   April 16, 1999
    ----------------------

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                                   SIGNATURES
                                   ----------





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       EAGLE-PICHER TECHNOLOGIES, LLC





                                        /s/ J. D. Seller
                                       --------------------------------
                                       J. D. Seller
                                       Vice President, Controller
                                       and Chief Financial Officer




DATE   April 16, 1999
    ------------------------

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                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       HILLSDALE TOOL & MANUFACTURING CO.





                                        /s/ Gary M. Freytag
                                       ----------------------------
                                       Gary M. Freytag
                                       Treasurer






DATE   April 16, 1999
    -------------------------

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                                   SIGNATURES
                                   ----------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.











                                       MICHIGAN AUTOMOTIVE RESEARCH CORPORATION





                                        /s/ Gary M. Freytag
                                       -----------------------------
                                       Gary M. Freytag
                                       Vice President


DATE   April 16, 1999
    --------------------------

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                                  EXHIBIT INDEX
                                  -------------





     Exhibit No.           Description
     -----------           -----------

         2.1 Stock Purchase Agreement dated April 8, 1999 between Hillsdale Tool & Manufacturing Co., Charterhouse Automotive Group, Inc. and the shareholders of Charterhouse Automotive Group, Inc.

        99.1 Press release dated April 14, 1999 announcing the completion of the acquisition.


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